UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22715
Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end:  May 31
Date of reporting period:  June 1, 2020 – November 30, 2020

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GGM
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM CREDIT ALLOCATION FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/ggm, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	November 30, 2020

We thank you for your investment in the Guggenheim Credit Allocation Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2020, which concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in large-scale asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.
The recovery since the spring has been faster than expected, thanks to massive fiscal support. Encouraging progress on the vaccine front bode well for vaccine take up rates and the time needed to bring the pandemic under control. We expect a sizable growth acceleration in the middle of 2021 as multiple vaccines are broadly distributed in the U.S. However, the latest COVID wave is the largest yet, which has led to renewed lockdowns and a setback in the recovery. Winter weather and holiday gatherings could cause things to get worse before they get better.
These events affected performance of the Fund for the period. To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, “credit securities”). The Fund seeks to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2020, the Fund provided a total return based on market price of 21.50% and a total return based on NAV of 19.31%. As of November 30, 2020, the Fund’s market price of $19.10 per share represented a premium of 2.74% to its NAV of $18.59 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2020

From June 2020 through November 2020, the Fund paid a monthly distribution of $0.1813 per share. The November distribution represents an annualized distribution rate of 11.39% based on the Fund’s closing market price of $19.10 per share on November 30, 2020. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate on page 22, and Note 2(f) on page 49 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 67 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/ggm.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
Guggenheim Credit Allocation Fund
December 31, 2020

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ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2020

The period was marked by COVID-19, the deadliest pandemic in a century, which caused a steeper plunge in output and employment in two months than during the first two years of the Great Depression. However, the recovery since May 2020 has been faster than expected, with consumer confidence holding up well as massive fiscal support drove positive personal income growth and a swift monetary policy response led to gains in household net worth.
Nonetheless, the U.S. economy slowed in the final weeks of 2020, as the COVID-19 pandemic worsened, with the expected holiday season surge in cases leading to new restrictions and stay-at-home orders in a number of states. The ramping up of vaccine distribution may help drive recovery by the second quarter of 2021, but the pace of vaccine rollout is likely not yet fast enough to stop the current wave, risking a further slowdown in the near term.
The slowing recovery was evident in falling small business optimism in November’s National Federation of Independent Business (“NFIB”) survey, which saw a sharp contraction in the number of businesses expecting the economy to improve. One bright spot in the report was that a relatively high amount of businesses plan more hiring, consistent with the rebound in job openings data, which has bounced back much faster than in previous recessions. These positive signals of elevated labor demand suggest that once the pandemic impediment to business activity starts to fade, we could see relatively rapid job growth in 2021, one of the U.S. Federal Reserve’s (the “Fed’s”) two policy mandates. The other, inflation at 2%, remains a challenge. While the most recent reading of core Consumer Price Index was slightly stronger than expected at 1.6%, its more durable components, such as rental inflation, continue to soften, suggesting underlying inflation remains weak.
Beyond the data, the market has been focused on the recently passed federal fiscal package, which adds more support for small businesses, new stimulus payments, reinstates federal unemployment benefits, and provides some funding for state and local governments. This stimulus should be out the door relatively quickly, helping to cushion incomes in the first quarter even as the pandemic worsens. And with Democrats taking control of the Senate after the period ended, more fiscal stimulus appears to be on the way, which should drive a strong recovery by the summer as vaccines are more widely distributed and consumers and businesses can draw on buffers built up during the crisis. With a change in Senate control, there is some chance that Democratic proposals the markets had worried about under a Biden presidency, such as corporate and individual tax hikes and heavier regulations, could move forward. A Biden presidency may also mean more predictable policymaking and a scaled back trade war.
We expect the Fed to remain ultra-accommodative, continuing its current pace of asset purchases “until substantial further progress has been made” in reaching its dual mandate goals. Given the amount of labor market healing still ahead of us, and continued disinflationary headwinds, the Fed will likely continue to signal to the market it will be on hold even as we see strong economic growth rates in 2021.

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2020

Guggenheim Credit Allocation Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended November 30, 2020.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, “credit securities”). Credit securities in which the Fund may invest consist of corporate bonds, loans and loan participations, asset-backed securities (all or a portion of which may consist of collateralized loan obligations), mortgage-backed securities (both residential mortgage-backed securities and commercial mortgage-backed securities), U.S. Government and agency securities, mezzanine and preferred securities, convertible securities, commercial paper, municipal securities and sovereign government and supranational debt securities. The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. The Fund may invest in credit securities that are rated below investment grade (commonly referred to as “high-yield” or “junk” bonds), or, if unrated, determined to be of comparable credit quality. The Fund may invest in credit securities of any duration or maturity. Credit securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets.
The Fund may, but is not required to, use various derivatives for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may use such transactions as a means to synthetically implement the Fund’s investment strategies. In addition, as an alternative to holding investments directly, the Fund may also obtain investment exposure by investing in other investment companies. To the extent that the Fund invests in synthetic investments with economic characteristics similar to credit securities, the value of such investments will be counted as credit securities for purposes of the Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit securities (the “80% Policy”).
The Fund may invest in open-end funds, closed-end funds and exchange-traded funds. For purposes of the Fund’s 80% Policy, the Fund will include its investments in other investment companies that have a policy of investing at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in one or more types of credit securities.

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The Fund uses financial leverage (borrowing and reverse repurchase agreements) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the six months ended November 30, 2020?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2020, the Fund provided a total return based on market price of 21.50% and a total return based on NAV of 19.31%. In addition, the Fund had an annualized distribution rate of 11.39% based on the Fund’s closing market price of $19.10 per share. As of November 30, 2020, the Fund’s market price of $19.10 per share represented a premium of 2.74% to its NAV of $18.59 per share. As of May 31, 2020, the Fund’s market price of $16.71 per share represented a premium of 0.84% to its NAV of $16.57 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
How did other markets perform in this environment for the six-month period ended November 30, 2020?

Index	Total Return
Bloomberg Barclays U.S. Corporate High Yield Index	10.36%
Bloomberg Barclays U.S. Aggregate Bond Index	1.79%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index	0.39%
Credit Suisse Leveraged Loan Index	7.96%
ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index	7.53%
S&P 500 Index	19.98%

What were the distributions over the period?
From June 2020 through November 2020, the Fund paid a monthly distribution of $0.1813 per share. The November distribution represents an annualized distribution rate of 11.39% based on the Fund’s closing market price of $19.10 per share on November 30, 2020.
The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

Please see the Distributions to Shareholders & Annualized Distribution Rate on page 22, and Note 2(f) on page 49 for more information on distributions for the period.
For the calendar year ended December 31, 2020, 66% of the distributions were characterized as ordinary income and 34% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.
What influenced the Fund’s performance?
Following the strongest quarter in over a decade, the high yield market continued its upward trajectory in the third quarter and returned 4.60%. Aided by aggressive fiscal support, the level of volatility experienced earlier in the year has subsided. Central bank action has played a critical role in supporting credit availability, which has tempered forward looking default rate expectations as many issuers have been able to access capital markets to shore up liquidity. Following a three-week period in March when it was temporarily closed, the new issue market remained extremely active with June recording the highest monthly issuance on record since 2005. This trend continued in the third quarter as new issuance volume totaled $126 billion and was nearly double the prior year’s third quarter. In addition, fund flows continue to support the high yield market. Five out of the last 6 months through November have experienced inflows which totaled $21 billion. In this environment, performance was positive across sectors with Energy and lower rated credit among the top performers.
The Fund experienced strong performance over the period with returns nearly double the high yield market with contribution from across sectors. The Fund was active in the primary market as new issuance was robust and the new issues performed well. An allocation to bank loans contributed to returns as bank loans in the Fund largely outperformed the broader market. Investments in B and CCC rated credit, which was the top performing rating category added to performance. A small exposure to select Investment Grade credit contributed to performance as well, along with increased exposure to longer dated maturities.
How is the Fund positioned for the coming months?
With the economy gradually improving and monetary policy anchoring Treasury rates at low levels, we remain constructive on below investment-grade opportunities in bonds and loans. Credit spreads have room to tighten given the lack of yield across fixed income and the Fund currently has an annualized distribution yield of 11.39%. There is, however, an overhang of a challenging credit environment as measured by market default rates, rating migration, and fundamentals which underscore the need for active security selection. We have identified opportunities in pharmaceuticals, food and beverage, and technology companies that have successfully navigated the impact of COVID-19. A healthy new-issue market has provided the opportunity remaining selective and recently underwritten deals are less likely to default, in our view.
The Fund is well-positioned across its three primary asset class exposures, with the largest allocation to high yield bonds, followed by bank loans and a small allocation to investment grade corporates. The mix

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between bonds and loans varies according to the relative valuation of the two asset classes and availability of attractively priced assets. Among the high yield allocation, the Fund’s exposure to B-rated credits is its largest, and the Fund has incrementally added to BB-rated exposure while moderately reducing the CCC-rated exposure.
The Fund invests in non-U.S. dollar-denominated assets when the risk-return profile is favorable. Non-U.S. dollar-denominated assets comprise less than 2% of the Fund. The Fund uses forward foreign currency exchange contracts to hedge exchange rate risk, which minimizes the effects of currency fluctuations.
Any other comments about the Fund?
The Fund continues to avoid companies with heavy capital expenditure needs that can impair cash flow generation. Companies with recurring revenue streams, strong cash flows, and high-quality margins remain the focus. Overall, we remain concentrated on credit selection, which we believe will become increasingly important to returns in the event of market volatility.
What is the Fund’s duration?
The portfolio has consistently maintained a defensive stance to interest rate volatility with an underweight to duration. The effective duration for the Fund as of November 30, 2020, was 3.3 years which is below the broader high yield market. A sizable allocation to bank loans, whose coupons generally reset quarterly, provides some protection against changes in interest rates.
Discuss the impact of leverage for the period.
The Fund utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from a portfolio that is not leveraged. As opportunities arise, leverage may increase to add income as borrowing costs remain low.
With the low cost of borrowing, the amount of leverage used by the Fund is accretive to income generation. The Fund currently employs leverage through reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash that can be used for additional investments, and borrowings.
As of November 30, 2020, the amount of leverage was approximately 31% of total managed assets (including the proceeds of leverage). While leverage increases the income of the Fund in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Fund’s NAV to change to a greater degree than the overall market. This can create volatility in Fund pricing but should not affect the Fund’s ability to pay dividends under normal circumstances.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.
The ICE Bank of America Merrill Lynch Asset Backed Security Master BBB-AA Index is a subset of the Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.
The Standard & Poor’s 500 (“S&P 500”) is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

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There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
The Fund is subject to several risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/ggm for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.
The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.
Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

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Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Trust. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Trust to sell at an advantageous price or time. The risk of the occurrence of these types of events is especially heightened under current conditions.
Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted and are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Fund investments.
Derivatives Transactions Risk. The Fund may utilize derivatives, including futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). If the Sub-Adviser (Guggenheim Partners Investment Management, LLC or GPIM) is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.
Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as the London Interbank Offered Rate (“LIBOR”)) may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s

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yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance.
Investment in Loans Risk. The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk and extension risk, which are heightened under current conditions. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to the London Interbank Offered Rate (“LIBOR”), which functions as a reference rate or benchmark. It is anticipated that LIBOR will ultimately be discontinued, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences, such as decreased yields and reduction in value, for these instruments. These events may adversely affect the Fund and its investments in such instruments.
Senior Loans Risk. The Fund may invest in senior secured floating rate loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are generally rated below investment grade or unrated but believed by the Adviser to be of below investment grade quality and are considered speculative because of the credit risk of their issuers. The

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

risks associated with such Senior Loans are similar to the risks of other lower grade securities, although Senior Loans are typically senior and secured in contrast to subordinated and unsecured securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other lower grade securities, which may have fixed interest rates.
Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate loans made to public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are generally subject to similar risks associated with investment in Senior Loans and other lower grade debt securities. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments and repayment of principal after giving effect to the senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid.
Subordinated Secured Loans Risk. Subordinated secured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.
Unsecured Loans Risk. Unsecured loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured loans and below investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured loans and may be less liquid.
Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

14 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks.
Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.
Options Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call and put option strategies. The Fund may write call options on individual securities, securities indices, exchange-traded funds (“ETFs”) and baskets of securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The Fund may also sell call options on an “uncovered” basis. A call option is “uncovered” if the Fund does not own the instrument underlying the call and does not have an absolute right to acquire the security without additional cash consideration. Writing uncovered call options may subject the Fund to additional risks than writing covered call options. The Fund may also write covered put options. A put option is “covered” if the fund segregates cash or cash equivalents in an amount equal to the exercise price with the Fund’s custodian. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying instrument declines below the exercise price minus the put premium.
Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Structured Finance Investments Risk. The Fund’s structured finance investments may consist of residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) issued by governmental entities and private issuers, asset-backed securities (“ABS”), structured notes, credit-linked notes and other types of structured finance securities. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
Mortgage-Backed Securities (“MBS”) Risk. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); (3) risks associated with the servicer of the underlying mortgages; (4) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (5) prepayment risk, which can lead to significant fluctuations in the value of the MBS; (6) loss of all or part

16 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

of the premium, if any, paid; and (7) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.
Commercial Mortgage-Backed Securities Risk. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and providing for payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces (such as the current crisis) adversely impact the value of such securities.
Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. These risks are elevated given the current distressed economic, market, public health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
Asset-Backed Securities Risk. ABS may be particularly sensitive to changes in prevailing interest rates. ABS involve certain risks in addition to those presented by MBS. ABS do not have the benefit of the same security interest in the underlying collateral as MBS and are more dependent on the borrower’s ability to pay and may provide the Fund with a less effective security interest in the related collateral than do MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. The collateral underlying ABS may constitute assets related to a wide range of industries and sectors, such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Fund. In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. ABS collateralized by other types of assets are subject to risks associated with the underlying collateral. These risks are elevated given the currently distressed economic, market, labor and public health conditions.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 17

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

CLO, CDO and CBO Risk. In addition to the general risks associated with debt securities discussed herein, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”) are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated with the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Fund for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Fund believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks.
In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

18 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2020

Fund Statistics
Share Price	$19.10
Net Asset Value	$18.59
Premium to NAV	2.74%
Net Assets ($000)	$172,426

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED NOVEMBER 30, 2020
	Six month				Since
	(non-	One	Three	Five	Inception
	annualized)	Year	Year	Year	(06/26/13)
Guggenheim Credit Allocation Fund
NAV	19.31%	10.73%	5.15%	9.03%	6.82%
Market	21.50%	7.17%	6.93%	11.54%	6.65%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/ggm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 19

FUND SUMMARY (Unaudited) continued	November 30, 2020

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	101.3%
Senior Floating Rate Interests	41.0%
Preferred Stocks	1.9%
Common Stocks	1.5%
Asset-Backed Securities	1.4%
Collateralized Mortgage Obligations	0.5%
Money Market Fund	0.2%
Total Investments	147.8%
Other Assets & Liabilities, net	(47.8%)
Net Assets	100.0%

Ten Largest Holdings	% of Net Assets
Teneo Holdings LLC, 6.25%	3.3%
Beverages & More, Inc., 11.50%	2.8%
KeHE Distributors LLC / KeHE Finance Corp., 8.63%	2.5%
NES Global Talent, 6.50%	2.4%
Hunt Companies, Inc., 6.25%	2.2%
FAGE International S.A. / FAGE USA Dairy Industry, Inc., 5.63%	2.1%
AmWINS Group, Inc., 7.75%	2.0%
Cengage Learning, Inc., 9.50%	1.9%
Barclays plc, 7.75%	1.9%
Accuride Corp., 6.25%	1.8%
Top Ten Total	22.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/ggm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

20 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2020

Portfolio Composition by Quality Rating[1]

% of Total
Rating	Investments
Investments
AA	0.1%
A	0.2%
BBB	8.9%
BB	31.2%
B	37.7%
CCC	16.2%
CC	0.0%*
NR2	3.2%
Other Instruments	2.5%
Total Investments	100.0%

[1]	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.1%.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 21

FUND SUMMARY (Unaudited) continued	November 30, 2020

All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2020, 66% of the distributions were characterized as ordinary income and 34% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.

22 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2020

	Shares	Value
COMMON STOCKS† – 1.5%
Utilities – 0.9%
TexGen Power LLC†††	46,457	$ 1,556,310
Consumer, Non-cyclical – 0.4%
ATD New Holdings, Inc.*,††	24,428	427,490
Chef Holdings, Inc.*,†††	3,007	256,348
Targus Group International Equity, Inc.*,†††,1	32,060	65,746
Save-A-Lot*,†††	24,751	–
Total Consumer, Non-cyclical		749,584

Energy – 0.2%
Summit Midstream Partners, LP*	16,582	249,393
Legacy Reserves, Inc.*,†††	2,359	2,359
Total Energy		251,752

Technology – 0.0%
Qlik Technologies, Inc. – Class A*,†††	56	71,072
Qlik Technologies, Inc. – Class B*,†††	13,812	–
Total Technology		71,072

Industrial – 0.0%
BP Holdco LLC*,†††,1	65,965	23,258
Vector Phoenix Holdings, LP*,†††	65,965	5,929
Total Industrial		29,187

Financials – 0.0%
Sparta Systems*,†††	1,922	–
Total Common Stocks
(Cost $3,749,131)		2,657,905

PREFERRED STOCKS† – 1.9%
Financial – 1.9%
American Equity Investment Life Holding Co.
5.95%††	46,000	1,189,100
Bank of America Corp.
4.38%*	35,000	907,900
First Republic Bank
4.13%††	30,000	762,600
Assurant, Inc.
5.25% due 01/15/61*	18,000	490,500
Total Financial		3,350,100
Total Preferred Stocks
(Cost $3,225,000)		3,350,100

MONEY MARKET FUND† – 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional
Shares, 0.01%[2]	280,021	280,021
Total Money Market Fund
(Cost $280,021)		280,021

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
CORPORATE BONDS†† – 101.3%
Consumer, Non-cyclical – 20.2%
Beverages & More, Inc.
11.50% due 06/15/22[3,5]	4,695,000	$ 4,833,502
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[4]	4,000,000	4,380,000
Kraft Heinz Foods Co.
5.00% due 06/04/42[5]	1,725,000	1,976,716
4.38% due 06/01/46[5]	750,000	800,960
4.88% due 10/01/49[4,5]	600,000	676,748
5.20% due 07/15/45	150,000	177,053
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[4,5]	3,500,000	3,552,500
Vector Group Ltd.
6.13% due 02/01/25[4,5]	3,050,000	3,088,125
Sabre GLBL, Inc.
7.38% due 09/01/25[4,5]	1,500,000	1,616,250
9.25% due 04/15/25[4]	650,000	760,175
Nathan's Famous, Inc.
6.63% due 11/01/25[4]	1,600,000	1,636,000
Nielsen Finance LLC / Nielsen Finance Co.
5.88% due 10/01/30[4,5]	1,350,000	1,483,312
5.00% due 04/15/22[4]	45,000	45,000
Par Pharmaceutical, Inc.
7.50% due 04/01/27[4,5]	1,340,000	1,447,200
AMN Healthcare, Inc.
4.63% due 10/01/27[4,5]	725,000	757,625
4.00% due 04/15/29[4]	575,000	588,656
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4]	1,250,000	1,292,438
Carriage Services, Inc.
6.63% due 06/01/26[4,5]	1,160,000	1,227,489
Sotheby’s
7.38% due 10/15/27[4,5]	1,125,000	1,181,250
US Foods, Inc.
6.25% due 04/15/25[4,5]	1,050,000	1,116,722
Tenet Healthcare Corp.
7.50% due 04/01/25[4,5]	650,000	711,480
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[4]	525,000	553,219
Central Garden & Pet Co.
4.13% due 10/15/30	450,000	473,929
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
9.50% due 07/31/27[4]	181,000	199,173
6.00% due 06/30/28[4]	228,000	180,120
Total Consumer, Non-cyclical		34,755,642

See notes to financial statements.

24 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
CORPORATE BONDS†† – 101.3% (continued)
Consumer, Cyclical – 16.9%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[4,5]	2,950,000	$ 2,950,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[5]	2,600,000	2,697,500
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4,5]	1,775,000	1,883,719
Boyd Gaming Corp.
8.63% due 06/01/25[4,5]	1,500,000	1,666,410
Delta Air Lines, Inc.
7.00% due 05/01/25[4,5]	1,400,000	1,599,428
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4,5]	725,000	722,281
3.50% due 02/15/29[4]	700,000	699,125
Titan International, Inc.
6.50% due 11/30/23	1,475,000	1,349,625
Hilton Domestic Operating Company, Inc.
4.00% due 05/01/31[4]	1,275,000	1,338,750
Wabash National Corp.
5.50% due 10/01/25[4,5]	1,250,000	1,275,000
Boyne USA, Inc.
7.25% due 05/01/25[4]	1,200,000	1,265,586
Clarios Global, LP
6.75% due 05/15/25[4,5]	1,100,000	1,183,193
Clarios Global Limited Partnership / Clarios US Finance Co.
8.50% due 05/15/27[4,5]	1,050,000	1,130,063
Wolverine World Wide, Inc.
6.38% due 05/15/25[4,5]	1,000,000	1,060,000
Aramark Services, Inc.
6.38% due 05/01/25[4,5]	975,000	1,038,375
Hanesbrands, Inc.
5.38% due 05/15/25[4,5]	950,000	1,011,161
Live Nation Entertainment, Inc.
6.50% due 05/15/27[4,5]	800,000	886,000
Yum! Brands, Inc.
3.63% due 03/15/31	600,000	600,000
7.75% due 04/01/25[4,5]	250,000	276,875
Allison Transmission, Inc.
3.75% due 01/30/31[4]	850,000	857,437
Williams Scotsman International, Inc.
4.63% due 08/15/28[4]	650,000	676,000
Picasso Finance Sub, Inc.
6.13% due 06/15/25[4]	425,000	454,750
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4,5]	400,000	433,750

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
CORPORATE BONDS†† – 101.3% (continued)
Consumer, Cyclical – 16.9% (continued)
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[4]	400,000	$ 429,000
Vail Resorts, Inc.
6.25% due 05/15/25[4]	400,000	428,000
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[4]	350,000	379,426
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[4,5]	350,000	376,590
Powdr Corp.
6.00% due 08/01/25[4]	300,000	312,090
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp.
4.88% due 02/15/30[4]	210,000	207,505
Total Consumer, Cyclical		29,187,639

Financial – 16.7%
Hunt Companies, Inc.
6.25% due 02/15/26[4,5]	3,725,000	3,766,906
AmWINS Group, Inc.
7.75% due 07/01/26[4,5]	3,250,000	3,510,000
Barclays plc
7.75%[5,6,7]	3,000,000	3,225,000
NFP Corp.
6.88% due 08/15/28[4,5]	2,500,000	2,618,750
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.25% due 06/03/26[4,5]	2,000,000	2,106,500
OneMain Finance Corp.
7.13% due 03/15/26[5]	1,100,000	1,266,199
8.88% due 06/01/25[5]	350,000	390,250
6.63% due 01/15/28	200,000	230,500
United Shore Financial Services LLC
5.50% due 11/15/25[4,5]	1,600,000	1,682,352
Iron Mountain, Inc.
5.63% due 07/15/32[4]	1,500,000	1,627,500
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[4,5]	1,500,000	1,518,750
Wilton RE Ltd.
6.00%[4,5,6,7]	1,500,000	1,505,715
SLM Corp.
4.20% due 10/29/25[5]	1,150,000	1,204,625
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	1,100,000	1,192,125
Bank of New York Mellon Corp.
3.70%[6,7]	700,000	713,650

See notes to financial statements.

26 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
CORPORATE BONDS†† – 101.3% (continued)
Financial – 16.7% (continued)
LPL Holdings, Inc.
4.63% due 11/15/27[4,5]	400,000	$ 410,000
5.75% due 09/15/25[4]	200,000	207,004
HUB International Ltd.
7.00% due 05/01/26[4,5]	550,000	574,063
Assurant, Inc.
7.00% due 03/27/48[7]	400,000	444,000
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[4]	375,000	380,625
Hampton Roads PPV LLC
6.62% due 06/15/53[4]	250,000	294,768
Total Financial		28,869,282

Industrial – 15.5%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[4]	2,692,000	2,934,280
6.25% due 03/15/26[4,5]	1,125,000	1,160,156
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[5]	2,700,000	2,767,500
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4,5]	2,553,000	2,527,470
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[4,5]	2,294,000	2,335,108
Howmet Aerospace, Inc.
6.88% due 05/01/25[5]	1,500,000	1,747,050
5.95% due 02/01/37[5]	375,000	441,525
Harsco Corp.
5.75% due 07/31/27[4,5]	1,999,000	2,113,983
PowerTeam Services LLC
9.03% due 12/04/25[4,5]	1,825,000	2,002,938
TransDigm, Inc.
8.00% due 12/15/25[4,5]	1,750,000	1,911,875
Signature Aviation US Holdings, Inc.
4.00% due 03/01/28[4,5]	1,250,000	1,252,025
Standard Industries, Inc.
3.38% due 01/15/31[4,5]	1,100,000	1,104,125
Hillman Group, Inc.
6.38% due 07/15/22[4,5]	1,050,000	1,042,073
JELD-WEN, Inc.
6.25% due 05/15/25[4]	800,000	862,000
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[4]	750,000	783,750
Amsted Industries, Inc.
4.63% due 05/15/30[4,5]	700,000	742,791

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
CORPORATE BONDS†† – 101.3% (continued)
Industrial – 15.5% (continued)
EnerSys
4.38% due 12/15/27[4,5]	325,000	$ 344,398
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[4]	325,000	338,813
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[3,5]	292,346	264,386
Total Industrial		26,676,246

Communications – 14.4%
Cengage Learning, Inc.
9.50% due 06/15/24[4,5]	3,560,000	3,301,900
Altice France S.A.
8.13% due 02/01/27[4,5]	1,300,000	1,433,250
7.38% due 05/01/26[4,5]	1,000,000	1,050,000
5.13% due 01/15/29[4,5]	775,000	801,149
EIG Investors Corp.
10.88% due 02/01/24[5]	3,041,000	3,164,160
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[4,5]	3,192,000	2,849,530
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32[4,5]	1,750,000	1,849,575
4.25% due 02/01/31[4]	275,000	285,285
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[4,5]	1,600,000	1,739,360
Level 3 Financing, Inc.
3.63% due 01/15/29[4,5]	1,500,000	1,501,845
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]	1,200,000	1,260,000
Vmed O2 UK Financing I plc
4.25% due 01/31/31[4]	1,225,000	1,257,156
CSC Holdings LLC
4.63% due 12/01/30[4,5]	1,125,000	1,151,663
QualityTech Limited Partnership / QTS Finance Corp.
3.88% due 10/01/28[4]	850,000	862,750
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[4,5]	800,000	792,000
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[4]	650,000	675,967
T-Mobile USA, Inc.
3.30% due 02/15/51[4,5]	625,000	654,825
TripAdvisor, Inc.
7.00% due 07/15/25[4]	225,000	241,875
Total Communications		24,872,290

See notes to financial statements.

28 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
CORPORATE BONDS†† – 101.3% (continued)
Energy – 6.9%
NuStar Logistics, LP
6.38% due 10/01/30[5]	2,025,000	$ 2,197,125
6.00% due 06/01/26	125,000	131,563
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[4,5]	2,265,000	2,253,675
Indigo Natural Resources LLC
6.88% due 02/15/26[4,5]	1,815,000	1,833,150
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[5]	775,000	827,839
6.88% due 01/15/29[4]	275,000	293,934
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[5]	1,350,000	1,100,534
Comstock Resources, Inc.
7.50% due 05/15/25[4]	970,000	967,575
CVR Energy, Inc.
5.75% due 02/15/28[4,5]	900,000	753,750
Parkland Corp.
6.00% due 04/01/26[4]	450,000	474,057
Rattler Midstream, LP
5.63% due 07/15/25[4,5]	400,000	422,250
Unit Corp.
due 05/15/21†††,8	2,828,000	339,360
Viper Energy Partners, LP
5.38% due 11/01/27[4]	200,000	211,574
Basic Energy Services, Inc.
due 10/15/23[3,8]	575,000	110,687
Total Energy		11,917,073

Basic Materials – 6.5%
Carpenter Technology Corp.
6.38% due 07/15/28[5]	1,700,000	1,852,100
4.45% due 03/01/23	400,000	412,000
United States Steel Corp.
12.00% due 06/01/25[4]	1,400,000	1,596,000
6.88% due 08/15/25[5]	600,000	558,750
Kaiser Aluminum Corp.
4.63% due 03/01/28[4,5]	1,800,000	1,856,286
Alcoa Nederland Holding BV
6.75% due 09/30/24[4,5]	1,500,000	1,554,375
Arconic Corp.
6.00% due 05/15/25[4,5]	850,000	914,855
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[4]	750,000	834,375
Minerals Technologies, Inc.
5.00% due 07/01/28[4]	800,000	831,832

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
CORPORATE BONDS†† – 101.3% (continued)
Basic Materials – 6.5% (continued)
HB Fuller Co.
4.25% due 10/15/28	225,000	$ 231,188
Compass Minerals International, Inc.
6.75% due 12/01/27[4,5]	200,000	220,380
Clearwater Paper Corp.
4.75% due 08/15/28[4]	200,000	208,250
Mirabela Nickel Ltd.
due 06/24/19[3,8]	1,279,819	63,991
Total Basic Materials		11,134,382

Technology – 2.7%
NCR Corp.
5.25% due 10/01/30[4,5]	1,350,000	1,425,938
6.13% due 09/01/29[4,5]	1,050,000	1,141,822
8.13% due 04/15/25[4]	775,000	863,156
Boxer Parent Company, Inc.
7.13% due 10/02/25[4,5]	1,150,000	1,242,687
Total Technology		4,673,603

Utilities – 1.5%
Terraform Global Operating LLC
6.13% due 03/01/26[4,5]	2,525,000	2,597,594
Bruce Mansfield
due 08/01/23†††,3,8	930,000	465
Total Utilities		2,598,059
Total Corporate Bonds
(Cost $172,010,443)		174,684,216

SENIOR FLOATING RATE INTERESTS††,10 – 41.0%
Consumer, Cyclical – 12.0%
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	4,506,166	4,078,081
Alexander Mann
5.09% (6 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,150,000	1,375,616
5.27% (6 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	1,300,000	1,153,750
3.79% (1 Month GBP LIBOR + 3.75%, Rate Floor: 3.75%) due 12/16/24†††	GBP 803,574	971,935
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,715,646	3,189,251
BBB Industries, LLC
4.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,768,421	1,672,042
SP PF Buyer LLC
4.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,511,972	1,419,636
EnTrans International, LLC
6.15% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	1,342,500	1,214,963

See notes to financial statements.

30 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 – 41.0% (continued)
Consumer, Cyclical – 12.0% (continued)
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	893,078	$ 881,692
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.64% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	634,240	594,600
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) (in-kind rate
was 2.25%) due 04/29/24†††,9	686,400	514,800
6.23% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) (in-kind rate
was 2.23%) due 04/29/24†††,9	7,457	5,593
Drive Chassis (DCLI)
8.47% (3 Month USD LIBOR + 8.25%, Rate Floor: 8.25%) due 04/10/26	500,000	491,665
Playtika Holding Corp.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	477,665	479,508
Midas Intermediate Holdco II LLC
3.75% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21	494,859	467,978
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	483,750	390,386
PT Intermediate Holdings III LLC
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25	372,188	346,134
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	225,417	212,079
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%,
Rate Floor: 8.50%) due 09/02/24	147,660	133,105
Alterra Mountain Co.
due 07/31/26	300,000	300,000
Intrawest Resorts Holdings, Inc.
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24	297,704	288,029
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	397,813	278,469
Sotheby's
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 01/15/27	240,475	239,373
Total Consumer, Cyclical		20,698,685

Consumer, Non-cyclical – 7.9%
Springs Window Fashions
8.65% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	2,900,000	2,747,750
Cambrex Corp.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/04/26	1,687,250	1,687,250
National Mentor Holdings, Inc.
due 03/09/26	1,600,000	1,585,152
Endo Luxembourg Finance Co.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	1,385,678	1,342,375
Quirch Foods Holdings LLC
6.75% (3 Month USD LIBOR + 5.75% and 6 Month USD LIBOR + 5.75%,
Rate Floor: 6.75%) due 10/27/27	1,000,000	995,000

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 – 41.0% (continued)
Consumer, Non-cyclical – 7.9% (continued)
HAH Group Holding Co LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27†††	980,000	$ 970,200
US Foods, Inc.
4.25% (6 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/24/25†††	987,500	952,938
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27†††	878,788	870,000
Moran Foods LLC
11.75% (3 Month USD LIBOR + 1.00%, Rate Floor: 2.00%) (in-kind rate
was 10.75%) due 10/01/24†††,9	499,798	434,824
8.00% (3 Month USD LIBOR + 1.00%, Rate Floor: 2.00%) (in-kind rate
was 7.00%) due 04/01/24[9]	415,238	414,200
Blue Ribbon LLC
5.00% (1 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%,
Rate Floor: 5.00%) due 11/15/21	850,000	802,188
CTI Foods Holding Co. LLC
8.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) (in-kind rate
was 3.00%) due 05/03/24†††,9	634,676	596,595
10.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) (in-kind rate
was 6.00%) due 05/03/24†††,9	93,807	85,364
Examworks Group, Inc.
3.39% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 01/27/23†††	133,333	128,813
Total Consumer, Non-cyclical		13,612,649

Industrial – 7.2%
Bhi Investments LLC
9.75% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††	3,000,000	2,940,000
NA Rail Hold Co LLC (Patriot)
5.47% (3 Month USD LIBOR + 5.25%, Rate Floor: 5.25%) due 10/19/26	2,490,250	2,471,573
YAK MAT (YAK ACCESS LLC)
10.22% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,425,000	1,746,000
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	1,500,000	1,544,325
JetBlue Airways Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/17/24	987,500	1,002,935
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	1,000,000	980,000
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	942,678	912,041
Avison Young (Canada), Inc.
5.22% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/31/26	593,989	570,229
ProAmpac PG Borrower LLC
9.50% (1 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24	250,000	248,750
Total Industrial		12,415,853

See notes to financial statements.

32 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 – 41.0% (continued)
Financial – 3.6%
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	5,810,000	$ 5,657,487
Jefferies Finance LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/30/27	425,000	421,813
Citadel Securities, LP
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/27/26	99,250	98,816
JZ Capital Partners Ltd.
6.75% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/14/21†††	60,557	60,557
Total Financial		6,238,673

Communications – 3.2%
Flight Bidco, Inc.
7.65% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	2,415,000	2,161,425
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	1,510,247	1,401,388
Nielsen Finance LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 06/04/25	746,250	746,623
Resource Label Group LLC
9.50% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	850,000	714,000
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	288,750	272,251
McGraw-Hill Global Education Holdings LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	277,078	261,204
Total Communications		5,556,891

Technology – 3.1%
24-7 Intouch, Inc.
4.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	2,401,000	2,244,935
Aspect Software, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	1,206,480	1,154,203
Solera LLC
due 12/02/22†††	1,000,000	988,460
1A Smart Start LLC
5.75% (2 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 08/19/27	980,000	980,000
Total Technology		5,367,598

Utilities – 1.7%
Panda Hummel
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 10/27/22	1,396,429	1,326,021
3.90% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/27/22	500,000	471,250
Panda Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/12/21	633,433	578,800
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	512,119	467,948
Total Utilities		2,844,019

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 – 41.0% (continued)
Energy – 1.4%
SeaPort Financing LLC
5.65% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	2,527,715	$ 2,249,666
Permian Production Partners LLC
due 05/20/24[8]	1,995,000	94,763
Gavilan Resources LLC
due 03/01/24[8]	3,280,000	20,500
Total Energy		2,364,929

Basic Materials – 0.9%
Barentz Midco BV
due 11/25/27	1,300,000	1,287,000
Ascend Performance Materials Operations LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 08/27/26	297,000	296,816
Total Basic Materials		1,583,816
Total Senior Floating Rate Interests
(Cost $77,563,740)		70,683,113

ASSET-BACKED SECURITIES†† – 1.4%
Collateralized Loan Obligations – 1.2%
Monroe Capital CLO Ltd.
2017-1A, 3.82% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%)
due 10/22/26[4,10]	1,000,000	955,296
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[4,5]	500,000	487,694
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,5,11]	500,000	375,241
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[4,11]	600,000	265,807
Total Collateralized Loan Obligations		2,084,038

Financial – 0.1%
NCBJ
2015-1A, 5.88% due 07/08/22†††,5	191,800	193,363

Transport-Aircraft – 0.1%
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[3,5]	202,396	121,960
Total Asset-Backed Securities
(Cost $2,626,787)		2,399,361

See notes to financial statements.

34 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS††† – 0.5%
Residential Mortgage-Backed Securities – 0.5%
FKRT
5.47% due 07/03/23[3]	778,571	$ 778,571
Total Collateralized Mortgage Obligations
(Cost $778,572)		778,571
Total Investments – 147.8%
(Cost $260,233,694)		$ 254,833,287
Other Assets & Liabilities, net – (47.8)%		(82,407,647)
Total Net Assets – 100.0%		$ 172,425,640

Forward Foreign Currency Exchange Contracts††

					Value at	Unrealized
	Contracts		Settlement	Settlement	November 30,	Appreciation
Counterparty	to Sell	Currency	Date	Value	2020	(Depreciation)
Barclays Bank plc	803,000	GBP	12/16/20	$ 1,075,252	$ 1,070,551	$ 4,701
Morgan Stanley
Capital Services LLC	1,042,000	GBP	12/16/20	1,380,794	1,389,183	(8,389)
						$ (3,688)

					Value at
	Contracts		Settlement	Settlement	November 30,	Unrealized
Counterparty	to Buy	Currency	Date	Value	2020	Depreciation
JPMorgan Chase Bank, N.A.	84,000	GBP	12/16/20	$ 112,081	$ 111,988	$ (93)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Affiliated issuer.
2	Rate indicated is the 7-day yield as of November 30, 2020.
3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $6,173,562 (cost $8,393,241), or 3.6% of total net assets — See Note 12.

4
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $140,174,522 (cost $134,302,411), or 81.3% of total net assets.

5
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2020, the total value of securities segregated was $103,629,302.

6	Perpetual maturity.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

7	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
8	Security is in default of interest and/or principal obligations.
9	Payment-in-kind security.
10
Variable rate security. Rate indicated is the rate effective at November 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

11	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

GBP	British Pound
LIBOR	London Interbank Offered Rate
plc	Public Limited Company
PPV	Public-Private Venture

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund's investments at November 30, 2020 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$249,393	$427,490	$1,981,022	$2,657,905
Preferred Stocks	1,398,400	1,951,700	—	3,350,100
Money Market Fund	280,021	—	—	280,021
Corporate Bonds	—	174,344,391	339,825	174,684,216
Senior Floating Rate Interests	—	50,896,352	19,786,761	70,683,113
Asset-Backed Securities	—	2,205,998	193,363	2,399,361
Collateralized Mortgage Obligations	—	—	778,571	778,571
Forward Foreign Currency Exchange Contracts**	—	4,701	—	4,701
Total Assets	$1,927,814	$229,830,632	$23,079,542	$254,837,988

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$8,482	$—	$8,482
Unfunded Loan Commitments (Note 11)	—	—	87,385	87,385
Total Liabilities	$—	$8,482	$87,385	$95,867

** This derivative is reported as unrealized appreciation/depreciation at period end.
See notes to financial statements.

36 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $67,277,341 are categorized as Level 2 within the disclosure hierarchy — See Note 7.
The following is a summary of the significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy.

	Ending Balance at	Valuation	Unobservable	Input	Weighted
Category	November 30, 2020	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 193,363	Yield Analysis	Yield	3.8%	—
Collateralized Mortgage Obligations	778,571	Model Price	Purchase Price	—	—
Common Stocks	1,556,310	Third Party Pricing	Broker Quote	—	—
Common Stocks	424,712	Enterprise Value	Valuation Multiple	2.9x-15.8x	9.5x
Corporate Bonds	339,360	Model Price	Purchase Price	—	—
Corporate Bonds	465	Option Adjusted	Broker Quote	—	—
		Spread off prior
		month end
		broker quote
Senior Floating Rate Interests	14,015,037	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	2,940,000	Model Price	Market Comparable Yield	10.7%	—
Senior Floating Rate Interests	2,149,765	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	681,959	Enterprise Value	Valuation Multiple	9.2x	9.2x
Total Assets	$23,079,542
Liabilities:
Unfunded Loan Commitments	$ 87,385	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.
Significant changes in a quote, yield, market comparable yield or valuation multiple would generally result in significant changes in the fair value of the security.
The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.
Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2020, the Fund had securities with a total value of $3,707,823 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $8,552,099 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2020:

	Assets						Liabilities
			Senior
	Asset-		Floating		Collateralized		Unfunded
	Backed	Corporate	Rate	Common	Mortgage	Total	Loan
	Securities	Bonds	Interests	Stocks	Obligations	Assets	Commitments
Beginning Balance	$233,134	$916,340	$23,786,484	$1,804,983	$–	$26,740,941	$(87,630)
Purchases/(Receipts)	–	–	4,251,731	–	2,000,004	6,251,735	(279,295)
(Sales, maturities
and paydowns)/
Fundings	(51,300)	(666,211)	(4,145,494)	–	(1,221,429)	(6,084,434)	172,205
Amortization of
premiums/
discounts	–	2,637	105,561	–	(4)	108,195	–
Total realized
gains (losses)
included in
earnings	–	–	98,041	(285,121)	–	(187,080)	(7,888)
Total change in
unrealized
appreciation
(depreciation)
included in
earnings	11,529	(908,640)	1,530,413	461,160	–	1,094,461	115,223
Transfers into
Level 3	–	1,260,085	2,447,738	–	–	3,707,823	–
Transfers out
of Level 3	–	(264,386)	(8,287,713)	–	–	(8,552,099)	–
Ending Balance	$193,363	$339,825	$19,786,761	$1,981,022	$778,571	$23,079,542	$(87,385)
Net change in
unrealized
appreciation
(depreciation) for
investments in
Level 3 securities
still held at
November 30, 2020	$11,529	$–	$821,134	$183,537	$–	$1,016,199	$76,712

See notes to financial statements.

38 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2020

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.
Transactions during the period ended November 30, 2020, in which the company is an affiliated issuer, were as follows:

					Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares
Security Name	05/31/20	Additions	Reductions	(Loss)	(Depreciation)	11/30/20	11/30/20
Common Stock
BP Holdco LLC*	$19,237	$–	$–	$–	$4,021	$23,258	65,965
Targus Group
International
Equity, Inc.*	56,995	–	–	–	8,751	65,746	32,060
	$76,232	$–	$–	$–	$12,772	$89,004

* Non-income producing security.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 39

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2020

ASSETS:
Investments in unaffiliated issuers, at value (cost $260,199,494)	$254,744,283
Investments in affiliated issuers, at value (cost $34,200)	89,004
Cash	76,922
Prepaid expenses	16,807
Unrealized appreciation on forward foreign currency exchange contracts	4,701
Receivables:
Interest	3,356,719
Investments sold	1,095,842
Fund shares sold	206,581
Dividends	17,106
Total assets	259,607,965
LIABILITIES:
Reverse repurchase agreements (Note 7)	67,277,341
Borrowings (Note 8)	9,750,000
Segregated cash due to broker	648,000
Unfunded loan commitments, at value (Note 11)
(commitment fees received $209,610)	87,385
Interest payable on borrowings	34,211
Unrealized depreciation on forward foreign currency exchange contracts	8,482
Payable for:
Investments purchased	9,033,605
Investment advisory fees	202,978
Offering costs	59,693
Professional fees	26,803
Printing fees	17,791
Trustees’ fees and expenses*	1,559
Accrued expenses and other liabilities	34,477
Total liabilities	87,182,325
NET ASSETS	$172,425,640
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number
of shares authorized, 9,273,470 shares issued and outstanding	$92,735
Additional paid-in capital	205,262,539
Total distributable earnings (loss)	(32,929,634)
NET ASSETS	$172,425,640
Shares outstanding ($0.01 par value with unlimited amount authorized)	9,273,470
Net asset value	$18.59

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

40 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2020
For the Six Months Ended November 30, 2020

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$8,336,852
Dividends from securities of unaffiliated issuers	48,480
Total investment income	8,385,332
EXPENSES:
Investment advisory fees	1,086,289
Interest expense	380,068
Professional fees	168,507
Fund accounting fees	39,999
Administration fees	29,207
Trustees’ fees and expenses*	28,041
Printing fees	20,056
Custodian fees	14,305
Registration and filing fees	13,542
Transfer agent fees	9,970
Insurance	7,415
Miscellaneous	6,109
Total expenses	1,803,508
Net investment income	6,581,824
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,344,588)
Forward foreign currency exchange contracts	(164,950)
Foreign currency transactions	(10,879)
Net realized loss	(2,520,417)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	23,817,864
Investments in affiliated issuers	12,772
Forward foreign currency exchange contracts	21,635
Foreign currency translations	243
Net change in unrealized appreciation (depreciation)	23,852,514
Net realized and unrealized gain	21,332,097
Net increase in net assets resulting from operations	$27,913,921

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 41

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2020

Six Months Ended
November 30, 2020		Year Ended
	(Unaudited)	May 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,581,824	$13,653,958
Net realized loss on investments	(2,520,417)	(6,338,177)
Net change in unrealized appreciation (depreciation) on investments	23,852,514	(17,387,175)
Net increase (decrease) in net assets resulting from operations	27,913,921	(10,071,394)
DISTRIBUTIONS:
Distributions to shareholders	(9,818,443)	(13,766,638)
Return of capital	—	(3,959,624)
Total distributions	(9,818,443)	(17,726,262)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares issued through at-the-market offering	9,119,595	26,036,988
Reinvestments of distributions	265,644	489,863
Common shares offering costs charged to paid-in-capital	(55,538)	(158,601)
Net increase in net assets resulting from shareholder transactions	9,329,701	26,368,250
Net increase (decrease) in net assets	27,425,179	(1,429,406)
NET ASSETS:
Beginning of period	145,000,461	146,429,867
End of period	$172,425,640	$145,000,461

See notes to financial statements.

42 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2020
For the Six Months Ended November 30, 2020

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$27,913,921
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(23,830,636)
Net change in unrealized (appreciation) depreciation on forward foreign currency
exchange contracts	(21,635)
Net realized loss on investments	2,344,588
Purchase of long-term investments	(97,461,155)
Proceeds from sale of long-term investments	53,592,513
Net purchases of short-term investments	(257,096)
Net accretion of bond discount and amortization of bond premium	(569,286)
Corporate actions and other payments	30,701
Commitment fees received and repayments of unfunded loan commitments	107,091
Increase in prepaid expenses	(12,076)
Increase in interest receivable	(487,532)
Decrease in investments sold receivable	787,225
Decrease in dividends receivable	1,734
Decrease in tax reclaims receivable	15,185
Increase in investments purchased payable	4,924,544
Increase in segregated cash due to broker	89,000
Increase in interest payable on borrowings	25,101
Increase in investment advisory fees payable	46,864
Decrease in professional fees payable	(60,198)
Decrease in printing fees payable	(12,349)
Decrease in trustees’ fees and expenses payable*	(520)
Increase in accrued expenses and other liabilities	13,878
Net Cash Used in Operating and Investing Activities	$(32,820,138)
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	8,938,169
Distributions to common shareholders	(9,552,799)
Proceeds from borrowings	750,000
Proceeds from reverse repurchase agreements	108,848,489
Payments made on reverse repurchase agreements	(76,224,319)
Net Cash Provided by Financing Activities	32,759,540
Net decrease in cash	(60,598)
Cash at Beginning of Period	137,520
Cash at End of Period	$76,922
Supplemental Disclosure of Non Cash Financing Activity: Cash paid during
the period for interest	$313,654
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$265,644

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 43

FINANCIAL HIGHLIGHTS	November 30, 2020

	Six Months Ended
	November 30, 2020		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Per Share Data:
Net asset value, beginning of period	$16.57		$19.76	$21.47	$22.62	$20.53	$23.34
Income from investment operations:
Net investment income(a)	0.73		1.69	1.90	2.05	1.91	2.02
Net gain (loss) on investments (realized and unrealized)	2.38		(2.70)	(1.43)	(1.02)	2.36	(2.65)
Total from investment operations	3.11		(1.01)	0.47	1.03	4.27	(0.63)
Less distributions from:
Net investment income	(1.09)		(1.69)	(1.97)	(2.18)	(2.18)	(2.18)
Return of capital	—		(0.49)	(0.21)	—	—	—
Total distributions to shareholders	(1.09)		(2.18)	(2.18)	(2.18)	(2.18)	(2.18)
Net asset value, end of period	$18.59		$16.57	$19.76	$21.47	$22.62	$20.53
Market value, end of period	$19.10		$16.71	$20.52	$22.70	$23.18	$19.86

Total Return(b)
Net asset value	19.31%		(5.65)%	2.47%	4.68%	21.55%	(2.31)%
Market value	21.50%		(8.29)%	0.62%	7.99%	28.83%	(4.00)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$172,426		$145,000	$146,430	$158,234	$158,663	$136,142
Ratio to average net assets of:
Net investment income, including interest expense	8.28	%(e)	9.04%	9.34%	9.24%	8.67%	9.68%
Total expenses, including interest expense(c)	2.27	%(e)	2.24%	2.99%	2.61%	2.52%	2.27%
Portfolio turnover rate	25%		52%	52%	46%	47%	63%

See notes to financial statements.

44 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2020

	Six Months Ended
	November 30, 2020	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)	May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$9,750	$9,000	N/A	N/A	$4,500	N/A
Asset Coverage per $1,000 of borrowings(d)	$18,685	$17,111	N/A	N/A	$36,258	N/A

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)
Excluding interest expense, the annualized operation expense ratios would be 1.79%, 1.60%, 1.77%, 1.75%, 1.88% and 1.82% for the period ended November 30, 2020 and the years ended May 31, 2020, May 31, 2019, May 31, 2018, May 31, 2017 and May 31, 2016, respectively.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the borrowings.
(e)	Annualized.

See notes to financial statements.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2020

Note 1 – Organization
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

46 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.
The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Floating Rate Interests and Loan Investments
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations

48 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
(d) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities, at the fiscal period end, resulting from changes in exchange rates.
(e) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.
(f) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

(g) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purpose:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$236,536	$2,659,238

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of November 30, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Unrealized appreciation on	Unrealized depreciation
	forward foreign currency	on forward foreign
	exchange contracts	currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at November 30, 2020:

		Forward Foreign Currency
	Primary Risk Exposure	Exchange Risk
Asset Derivative Investments Value	Foreign Currency Exchange Risk	$4,701
Liability Derivative Investments Value	Foreign Currency Exchange Risk	$8,482

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended November 30, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign
currency exchange

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign
Currency Exchange Risk
$ (164,950)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign
Currency Exchange Risk
$ 21,635

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 –Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

Net Amount
		Gross Amounts	of Assets	Gross Amounts Not Offset
	Gross	Offset in the	Presented on the	in the Statement of
	Amounts of	Statement of	Statement of	Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral
Instrument	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
Forward
foreign
currency
exchange
contracts	$ 4,701	$ –	$ 4,701	$ –	$ –	$ 4,701

Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not Offset
	Gross	Offset in the	Presented on the	in the Statement of
	Amounts of	Statement of	Statement of	Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Forward
foreign
currency
exchange
contracts	$ 8,482	$ –	$ 8,482	$ –	$ –	$ 8,482
Reverse
repurchase
agreements	67,277,341	–	67,277,341	(67,277,341)	–	–

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of November 30, 2020:

Counterparty	Asset Type	Cash Pledged	Cash Received
Citigroup Global
Markets, Inc.	Reverse repurchase agreements	$ –	$ 308,000
Credit Suisse
Securities (USA) LLC	Reverse repurchase agreements	–	340,000

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended November 30, 2020, the average daily balance for which reverse repurchase agreements were outstanding amounted to $48,358,294. The weighted average interest rate was 0.71%. As of November 30, 2020, there was $67,277,341 in reverse repurchase agreements outstanding.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2020, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31-90	Greater
	Continuous	30 days	days	than 90 days	Total
Corporate Bonds	$67,277,341	$ —	$ —	$ —	$67,277,341
Gross amount of recognized liabilities for
reverse repurchase agreements	$67,277,341	$ —	$ —	$ —	$67,277,341

As of November 30, 2020, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	0.10% - 0.60%*	Open Maturity	$ 7,927,852
BMO Capital Markets Corp.	0.50% - 0.70%*	Open Maturity	21,261,210
Canadian Imperial Bank Of Commerce	0.64%*	Open Maturity	5,659,887
Citigroup Global Markets, Inc.	0.00% - 0.55%*	Open Maturity	2,254,196
Credit Suisse Securities (USA) LLC	0.45% - 0.60%*	Open Maturity	10,569,618
J.P. Morgan Securities LLC	0.40% - 0.60%*	Open Maturity	7,067,698
RBC Capital Markets LLC	0.45% - 0.60%*	Open Maturity	12,536,880
			$ 67,277,341

*  The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of November 30, 2020.
Note 8 – Borrowings
The Fund has entered into a $70,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 1.00%. As of November 30, 2020, there was $9,750,000 outstanding in connection with the Fund’s credit facility. For the period ended November 30, 2020, the average daily amount of borrowings on the credit facilities was $9,532,787 with a related average interest rate of 1.18%. The maximum amount outstanding during the period was $9,750,000. As of November 30, 2020, the total value of securities segregated and pledged as collateral in connection with borrowings was $18,064,336.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
The Fund will not be able to offset gains distributed by an underlying fund in which it invests against its losses or the losses incurred in another underlying fund in which the Fund invests. Redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred under the wash sale rules.
At November 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
	Unrealized	Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$260,550,265	$10,084,473	$(15,805,232)	$(5,720,759)

As of May 31, 2020, (the most recent fiscal year end for U.S. federal income tax purposes) tax components of distributable earnings/(loss) were as follows:

Undistributed	Undistributed	Net	Accumulated
Ordinary	Long-Term	Unrealized	Capital and
Income	Capital Gain	Depreciation	Other Losses	Total
$—	$—	$(29,401,858)	$(21,623,254)	$(51,025,112)

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

For the year ended May 31, 2020, (the most fiscal year end for U.S. federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statements of Changes in Net Assets was follows:

Ordinary	Long-Term	Return of	Total
Income	Capital Gains	Capital	Distributions
$13,766,638	$—	$3,959,624	$17,726,262

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 10 – Securities Transactions
For the period ended November 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were $97,461,155 and $53,592,513, respectively.
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended November 30, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$–	$2,546,031	$16,967

Note 11 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2020, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $85,564,966.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

The unfunded loan commitments as of November 30, 2020, were as follows:

Borrower	Maturity Date	Face Amount*		Value
Alexander Mann	12/16/24	GBP	446,426	$66,937
Aspect Software, Inc.	07/15/23		253,514	2,246
CCC Information Services, Inc.	04/27/22		450,000	2,812
Examworks Group, Inc.	01/27/23		366,667	12,431
HAH Group Holding Co LLC	10/29/27		120,000	1,773
Southern Veterinary Partners LLC	10/05/27		121,212	1,186
				$87,385

* The face amount is denominated in U.S. dollars unless otherwise indicated.
GBP – British Pound
Note 12 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
due 10/15/23[1]	09/25/18	$571,230	$110,687
Beverages & More, Inc.
11.50% due 06/15/22[2]	06/16/17	4,469,255	4,833,502
Bruce Mansfield
due 08/01/23[1]	10/15/18	923,056	465
FKRT
5.47% due 07/03/23	06/12/20	778,572	778,571
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,160,920	63,991
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27[2]	02/05/14	289,694	264,386
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[2]	11/27/13	200,514	121,960
		$8,393,241	$6,173,562

[1]	Security is in default of interest and/or principal obligations.
[2]	All or a portion of these securities have been physically segregated in connection with borrowings and unfunded loan commitments.

Note 13 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,273,470 shares issued and outstanding.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2020

Transactions in common shares were as follows:

	Period ended	Year ended
	November 30, 2020	May 31, 2020
Beginning Shares	8,750,087	7,411,671
Shares issued through at-the-market offering	508,412	1,312,226
Shares issued through dividend reinvestment	14,971	26,190
Ending Shares	9,273,470	8,750,087

On September 10, 2019, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $100,000,000 of common shares. On September 10, 2019, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 2,700,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.
As of November 30, 2020, up to 1,243,144 shares remained available under the at-the-market sales agreement. The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred.
Note 14 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
Note 15 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

60 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited)	November 30, 2020

Federal Income Tax Information
In January 2021, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as of the U.S. federal tax status of the distributions received by you in the calendar year 2020.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classifica -tion System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Credit Allocation Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2013	Current: Private Investor (2001-present).	157	Current: Purpose Investments Funds
(1951)	Chair of the	(Trustee)			(2013-present).
	Valuation	Since 2020	Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight	(Chair of the	President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
	Committee	Valuation	Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2006-2016).
Oversight
Committee)
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	156	Current: Hunt Companies, Inc.
(1959)					(2019-present).
Former: Senior Leader, TIAA (1987-2012).
Former: Infinity Property & Casualty
Corp. (2014-2018).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 61

OTHER INFORMATION (Unaudited) continued	November 30, 2020

Number of
	Position(s)	Term of Office		Portfolios
	Held	and Length		in Fund
Name, Address*	with	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Donald A.	Trustee	Since 2014	Current: Retired.	156	Former: Midland Care, Inc. (2011-2016).
Chubb, Jr.[1]
(1946)			Former: Business broker and manager of commercial real estate,
Griffith & Blair, Inc. (1997-2017).
Jerry B. Farley[1]	Trustee	Since 2014	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust
(1946)					(2000-present).

Former: Westar Energy, Inc.
(2004-2018).
Roman	Trustee	Since 2013	Current: Founder and Managing Partner, Roman Friedrich & Company	156	Former: Zincore Metals, Inc.
Friedrich III[1]			(1998-present).		(2009-2019).
(1946)
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive	156	Current: US Global Investors (GROW)
(1960)	Chair of the	(Trustee)	Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media		(1995-present).
	Contracts	Since 2020	(2016-present).
	Review	(Chair of the			Former: Harvest Volatility Edge Trust (3)
	Committee	Contracts			(2017-2019).
Review
Committee)

62 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2020

Number
	Position(s)	Term of Office		of Portfolios
	Held	and Length		in Fund
Name, Address*	with	of Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2013	Current: Partner, Momkus LLP (2016-present).	157	Current: PPM Funds (9) (2018 - present);
(1953)	Chair of the				Edward-Elmhurst Healthcare System
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2012-present).
	and Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).
	Committee				Former: Western Asset Inflation-Linked
Opportunities & Income Fund (2004-
2020); Western Asset Inflation-Linked
Income Fund (2003-2020); Managed
Duration Investment Grade Municipal
Fund (2003-2016).
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (81)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit	Since 2020	Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (30) (2018-present); SSGA Active
	Committee	(Chair of	Mortenson-Companies, Inc. (2007-2017).		Trust (14) (2018-present).
the Audit
		Committee)			Former: SSGA Master Trust (1)
(2018-2020).
Ronald E.	Trustee,	Since 2013	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Former: Western Asset Inflation-Linked
Toupin, Jr.	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund
(1958)	Board and		Investment Company Institute (2018-present).		(2004-2020); Western Asset
	Chair of the				Inflation-Linked Income Fund
	Executive		Former: Member, Executive Committee, Independent Directors Council (2016-2018);		(2003-2020); Managed Duration
	Committee		Vice President, Manager and Portfolio Manager, Nuveen Asset Management		Investment Grade Municipal Fund
			(1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999);		(2003-2016).
Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and
Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 63

OTHER INFORMATION (Unaudited) continued	November 30, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	156	None.
(1961)	President and	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex
	Chief Legal	Since 2014	(2014-present); Vice President, certain other funds in the Fund Complex
	Officer	(Chief Legal	(2007-present); Senior Managing Director, Guggenheim Investments
		Officer)	(2012-present).
Since 2013
		(Vice President)	Former: President and Chief Executive Officer, certain other funds in the Fund
Complex (2017-2019); Vice President, Associate General Counsel and
Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***
Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund's Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Fund's Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

64 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2020

OFFICERS
The Officers of the Guggenheim Credit Allocation Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers:
Brian E. Binder	President	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	and Chief		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Executive		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
	Officer		Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
Catalucci	Compliance		Investments (2014-present).
(1966)	Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund
(1972)	Treasurer		Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
William Rehder	Assistant	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
(1967)	Vice President

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 65

OTHER INFORMATION (Unaudited) continued	November 30, 2020

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers continued:
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer, Chief
	Accounting		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Officer and		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
	Treasurer		Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (““HGINA””), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

66 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2020

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 67

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2020

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

68 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

FUND INFORMATION	November 30, 2020

Board of Trustees

Randall C. Barnes

Angela Brock-Kyle

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940
Act) (“Interested Trustee”) of the Fund be-
cause of her affiliation with Guggenheim
Investments.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT l 69

FUND INFORMATION continued	November 30, 2020

Privacy Principles of Guggenheim Credit Allocation Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Credit Allocation Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Credit Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/ggm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/ggm.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

70 l GGM l GUGGENHEIM CREDIT ALLOCATION FUND SEMIANNUAL REPORT

This Page Intentionally Left Blank

ABOUT THE FUND MANAGERS	November 30, 2020

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indices with both lower volatility and lower correlation of returns over time as compared to such benchmark indices.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/21)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GGM-SAR-1120

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable for a semi-annual reporting period.
(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Credit Allocation Fund
By:             /s/ Brian E. Binder
Name:      Brian E. Binder
Title:       President and Chief Executive Officer
Date:
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:             /s/ Brian E. Binder
Name:      Brian E. Binder
Title:       President and Chief Executive Officer

Date:          February 5, 2021
By:             /s/ John L. Sullivan
Name:      John L. Sullivan
Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:         February 5, 2021